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                     ACCOUNTS RECEIVABLE SECURITY AGREEMENT

                                 April 30, 1997

      To secure the due payment and performance of all of the liabilities and obligations hereunder of the undersigned, herein called "Borrower," to Fleet National Bank, herein called "Bank," and all other liabilities and obligations of Borrower to Bank of every name and nature whatsoever, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation, the due payment and performance of all liabilities and obligations under any and all notes, all hereinafter called "Obligations," the Borrower hereby grants to Bank a continuing security interest in all accounts, contracts, contract rights, notes, bills, drafts, acceptances, general intangibles, chooses in action, and all other debts, obligations and liabilities, in whatever form, owing to Borrower from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower for goods sold by it or for services rendered by it or however otherwise same may have been established or created, all guarantees and securities therefor, all right, title and interest of Borrower in the merchandise or services which gave rise thereto including the rights of reclamation and stoppage in transit, all rights of an unpaid seller of merchandise or services (all hereinafter called "Collateral"), which term shall also include the other property described as "Collateral" on the attached Rider and in the proceeds thereof, including, without limitation, all proceeds of credit, fire or other insurance, and any tax refunds.

      If Borrower shall fail to pay, when due, any of the Obligations or shall fail to observe or perform any of the provisions of this Agreement or any other agreement now or hereafter entered into between Bank and Borrower, Borrower shall be in default hereunder. In the event of such default, all Obligations of Borrower to Bank shall, at the option of the Bank, and without notice to or demand upon Borrower become and be immediately due and payable and thereupon Bank may exercise, with respect to the Collateral, any and all rights and remedies of a secured party available under the Uniform Commercial Code and all other applicable law.

      If in the event liquidation of the Collateral after default and acceleration of the Obligations, the proceeds thereof are insufficient to pay all amounts to which Bank is legally entitled, Borrower will be liable for the deficiency, together with interest thereon and the reasonable fees of any attorney employed by Bank to collect such deficiency.

      Bank shall have the right to enforce any remedies hereunder alternatively, successively or concurrently. A waiver of any default of Borrower shall not be a waiver of any subsequent, similar or other default. No delay in the exercise of any of Bank's rights or remedies hereunder shall constitute a waiver of such right or remedy or of any other right or remedy.
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      This Agreement shall not be construed to be in limitation of or in substitution for any other grant of security interest from Borrower to Bank made prior to or contemporaneously herewith, and no other such grant of a security interest made prior to or contemporaneously herewith, and no other grant of a security interest made subsequent to or contemporaneously herewith shall be construed to be in limitation of or in substitution for this Agreement unless expressly and specifically provided therein.

      This Agreement shall take effect as a sealed instrument, shall be construed according to the laws of the Commonwealth of Massachusetts, shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and shall inure to the benefit of the successors and assigns of Bank.

Witnessed by:                       FLEXIINTERNATIONAL SOFTWARE, INC.


                                    By:     /s/ Stefan Bothe
-------------------                    -------------------------------

                                    Address: Two Enterprise Drive
                                            --------------------------
                                          Shelton, CT 06404
                                    ----------------------------------

FLEET NATIONAL BANK


By:   /s/ Thomas W. Davies
   -----------------------

The Rider attached hereto is incorporated herein and made a part hereof.
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                 Rider to Accounts Receivable Security Agreement
                 dated April 30, 1997 (the "Security Agreement")
             from FlexiInternational Software, Inc. (the "Borrower")
                       to Fleet National Bank (the "Bank")


      The Borrower and the Bank agree as follows with respect to the foregoing Security Agreement:

      1. The "Obligations" described in and secured by the Security Agreement include, without limitation, all of the obligations of the Borrower under the letter agreement of even date herewith (the "Letter Agreement") between the Bank and the Borrower, under the Revolving Note (as defined in the Letter Agreement) and/or with respect to any letter of credit which may be issued by the Bank for the account of the Borrower.

      2. The "Collateral" subject to the Security Agreement includes (in addition to and without limitation of the Collateral described on the face of the Security Agreement) all of the Borrower's files, books and records (including, without limitation, all electronically recorded data), all whether now owned or existing or hereafter acquired, created or arising. The Borrower hereby grants to the Bank a security interest in all such Collateral in order to secure the full and prompt payment and performance of all of the Obligations.

      3. In addition to any other rights and remedies provided for in the foregoing Security Agreement, upon the occurrence and during the continuance of any monetary default with respect to any of the Obligations, the Bank may, at any time, notify account debtors that the Collateral has been assigned to the Bank and that payments by such account debtors shall be made directly to the Bank. Upon the occurrence and during the continuance of any such monetary default, the Bank may collect the Borrower's accounts receivable, or any of same, directly from account debtors and may charge the collection costs and expenses to the Borrower.